UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2011, the unitholders of NuStar Energy L.P. (the “Partnership”), upon the recommendation of the Board of Directors of NuStar GP, LLC (the “Company”), the general partner of the general partner of the Partnership, approved the NuStar GP, LLC 2000 Third Amended and Restated Long-Term Incentive Plan (the “Amended and Restated Plan”) at a special meeting (the “Special Meeting”).

The Amended and Restated Plan increased the number of common units available for issuance from 1,500,000 common units to 3,250,000 common units. In addition, the Amended and Restated Plan clarified that, consistent with past practices, any common units delivered under the Amended and Restated Plan shall consist of currently issued and outstanding common units, rather than newly issued common units. The Amended and Restated Plan authorizes the Company to issue equity-based compensation to the Company’s employees, including named executive officers, and non-employee directors.

The above discussion of the Amended and Restated Plan is qualified in its entirety by the text of the Amended and Restated Plan, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As discussed above, on May 5, 2011, the Special Meeting was held. A total of 57,973,806 of the Partnership’s common units were present or represented by proxy at the meeting, representing approximately 89.72% of all the votes entitled to be cast at the Special Meeting. The matters submitted for a vote and the related results are as follows:

Proposal No. 1 – Approval of the NuStar GP, LLC Third Amended and Restated 2000 Long-Term Incentive Plan. The results of the votes taken were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

31,183,005	1,654,534	203,872	24,932,395

Proposal No. 2 – Ratification of the appointment of KPMG LLP as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The results of the votes taken were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

57,476,131	332,888	164,787	0

Pursuant to the foregoing votes: (i) the NuStar GP, LLC Third Amended and Restated 2000 Long-Term Incentive Plan has been approved; and (ii) the appointment of KPMG LLP to serve as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2011 has been ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.01	NuStar GP, LLC 2000 Third Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: May 10, 2011			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Number	Exhibit

10.01	NuStar GP, LLC 2000 Third Amended and Restated Long-Term Incentive Plan.